UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02603

T. Rowe Price Prime Reserve Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

Item 1. Report to Shareholders

Prime Reserve Fund	May 31, 2015

The views and opinions in this report were current as of May 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Money market yields remained very low in the 12-month period ended May 31, 2015. Yields were contained by the Federal Reserve’s commitment to keep the fed funds target rate in the 0.00% to 0.25% range as it tapered its asset purchases throughout 2014 and concluded its quantitative easing (QE) efforts last October. With QE now behind us, market participants are looking forward to when the central bank will begin raising short-term interest rates. For the first time in over six years, higher rates are a real possibility—but the timing of the actual “liftoff” in rates seems elusive.

ECONOMY AND INTEREST RATES

Although the U.S. economy contracted at an annualized rate of 0.7% in the first quarter of 2015, according to the most recent estimates, U.S. economic growth has been relatively strong over the last year compared with growth in developed Asian and European countries. The first-quarter contraction was attributable to transitory factors, such as harsh winter weather, a stronger dollar, a West Coast ports strike, and plunging oil prices in the second half of 2014. We believe the economy is bouncing back in the current quarter, as evidenced by increased consumer spending, a pickup in exports, greater business fixed investment outside of the oil drilling industry, and solid jobs and income growth.

Long- and intermediate-term U.S. Treasury interest rates decreased over the last year, in part because of continuing low inflation as well as strong demand for sovereign debt with attractive yields relative to very low government bond yields in Japan and Europe. However, longer-term U.S. rates have been rising since the early part of 2015, as deflation concerns in Europe are abating—resulting in a sharp bounce in eurozone bond yields—and as oil prices have risen sharply from lows reached in the first quarter of 2015.

Money market rates have remained very low throughout the last year, but some rates have increased in the last few months in anticipation of a change in Fed policy. The Fed, which has maintained a zero interest rate policy since the financial crisis of 2008, seems favorably inclined to raising rates, though an uneven stream of economic readings suggests that Fed officials may need more assurances of a firm economy before acting. Our view is that the Fed will begin to raise rates sometime later this year but that both the pace and the magnitude of those increases will be quite measured.

PERFORMANCE COMPARISON

The Prime Reserve Fund and the Lipper Money Market Funds Index each returned 0.01% in the 6- and 12-month periods ended May 31, 2015. The uncertainty surrounding the end of the Fed’s monthly asset purchase program and the question of whether short-term benchmark rates will be raised in 2015 had limited impact on money market yields during our reporting period. Rather, money market rates remained closely tied to the fed funds rate, currently targeted at between 0.00% and 0.25%. Money market rates are not likely to rise significantly until the Fed clearly signals that a short-term rate hike is imminent.

PORTFOLIO REVIEW

As mentioned earlier, interest rates have increased in some parts of the money market. Money market funds typically invest the largest portion of their assets in investments maturing in three months or less and, at the same time, are quite limited as to investments maturing in six months or more. This creates demand for high-quality, short-dated investments, which has kept the money market yield curve very flat for maturities of six months or less. At the same time, the curve out to 12 months has steepened, which means longer-term money market yields are higher than shorter-term yields. This front-end demand has restrained shorter-term yields from moving significantly higher.

The three-month LIBOR, for example, rose from 0.23% to 0.28% in the last six months. Because LIBOR is the basis for pricing many money market instruments, we saw some limited follow-through in rates across other money market products, such as higher-rated commercial paper and bank certificates of deposit. Three-month Treasury bill yields were essentially unchanged due to persistent demand for these short, highest-quality assets; their rates ended the reporting period near 0%. Unlike the front end of the curve, longer maturities—those that range from six months out to one year—have begun to price in the possibility of Fed rate hikes. One-year Treasury bills yielded 0.12% at the end of November and ended the period at 0.25%.

Repurchase agreements, or repos, with the Federal Reserve, banks, and broker-dealers as counterparties, continue to play an important role in the portfolio, representing another high-quality and liquid investment for short-term tenors. Repo rates are tending to respond to a newer Fed monetary policy tool: the Reverse Repo Program (RRP) rate, currently set at 0.05%. The RRP rate seems to have set a somewhat porous floor on repo rates, though the market remains heavily influenced by both calendar-related and regulatory technical factors. With pending bank regulatory reform, we expect the long-term supply trend for repos to move lower for our bank and dealer counterparties. At the same time, we expect increased supply coming from the Federal Reserve’s RRP. Municipal variable rate securities remain a sizable portion of the portfolio, but we pared the fund’s exposure in favor of discount notes issued by government-sponsored enterprises (GSEs). We expect municipal variable rate demand notes to underperform their taxable counterparts as rates rise.

OUTLOOK

The Fed has made it clear that it needs to see economic data showing a growing economy and the potential for inflation before it begins to raise short-term benchmark rates. A weaker-than-expected first quarter of 2015 has made the timing of any rate hike subject to broad uncertainty and speculation. While acknowledging the likelihood of rate increases, we also expect that the pace of rate hikes will be measured relative to historical cycles of monetary policy tightening, so we have reduced the fund’s weighted average maturity a little in the last six months. As always, we remain steadfast in our focus on principal stability, quality, and liquidity.

Finally, as we have discussed previously, Securities and Exchange Commission rule changes affecting money market funds are expected to become effective in October 2016. T. Rowe Price is currently reviewing these rule changes and their ramifications for shareholders. For most shareholders, there will be no more than a minimal change to their investments. We intend to offer a full range of investing solutions and will write more about this important topic as the situation unfolds.

As always, we thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the fund’s Investment Advisory Committee

June 16, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MONEY FUND SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

LIBOR: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Repurchase agreement (repo): A form of short-term borrowing using collateral in which a bank or broker-dealer sells government securities to another party, such as the Federal Reserve, and commits to buy them back at a fixed price on a future date, usually within a week.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed income portfolio is to study the trends reflected by yield curves.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 5/31/15	5/31/14	5/31/13	5/31/12	5/31/11
NET ASSET VALUE					
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities					
Net investment income[1]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	–[2][3]
Net realized and unrealized gain / loss	–[2]	–[2]	–[2]	–[2]	–[2]
Total from investment activities	–[2]	–[2]	–[2]	–[2]	–[2]
Distributions					
Net investment income	–[2]	–[2]	–[2]	–[2]	–[2]
NET ASSET VALUE					
End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data					
Total return[4]	**0.01%[3]**	**0.01%[3]**	**0.01%[3]**	**0.01%[3]**	**0.01%[3]**
Ratio of total expenses to average net assets	0.16%[3]	0.15%[3]	0.24%[3]	0.26%[3]	0.35%[3]
Ratio of net investment income to average net assets	0.01%[3]	0.01%[3]	0.01%[3]	0.01%[3]	0.01%[3]
Net assets, end of period (in millions)	$ 6,588	$ 6,615	$ 5,857	$ 5,593	$ 5,435

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Includes the effect of voluntary management fee waivers and operating expense reimbursements of 0.37%, 0.38%, 0.31%, 0.30%, and 0.23% of average net assets for the years ended 5/31/15, 5/31/14, 5/31/13, 5/31/12, and 5/31/11, respectively (see Note 5).

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
ASSET-BACKED COMMERCIAL PAPER 7.7%		
Chariot Funding, 0.27%, 7/30/15 (1)	9,500	9,496
Chariot Funding, 0.27%, 8/4/15 (1)	13,000	12,994
Chariot Funding, 0.27%, 8/13/15 (1)	12,800	12,793
Chariot Funding, 0.27%, 8/18/15 (1)	13,000	12,992
Chariot Funding, 0.40%, 1/20/16 (1)	24,300	24,237
Chariot Funding, 0.40%, 1/22/16 (1)	8,250	8,228
Jupiter Securitization, 0.27%, 8/4/15 (1)	26,000	25,988
Jupiter Securitization, 0.27%, 8/6/15 (1)	12,700	12,694
Jupiter Securitization, 0.27%, 8/18/15 (1)	26,000	25,985
Jupiter Securitization, 0.40%, 1/21/16 (1)	14,350	14,313
Liberty Street Funding, 0.18%, 7/1/15 (1)	58,250	58,241
Liberty Street Funding, 0.20%, 8/24/15 (1)	28,250	28,237
MetLife Short Term Funding, 0.16%, 7/21/15 (1)	45,500	45,490
MetLife Short Term Funding, 0.18%, 8/7/15 (1)	29,000	28,990
MetLife Short Term Funding, 0.18%, 9/14/15 (1)	13,000	12,993
Old Line Funding, 0.22%, 7/1/15 (1)	14,400	14,397
Old Line Funding, 0.27%, 8/17/15 (1)	8,300	8,295
Old Line Funding, 0.29%, 6/22/15 (1)	14,000	13,998
Old Line Funding, 0.41%, 1/25/16 (1)	28,750	28,672
Old Line Funding, 0.42%, 2/19/16 (1)	20,900	20,836
Thunder Bay Funding, 0.24%, 8/27/15 (1)	47,000	46,973
Thunder Bay Funding, 0.27%, 7/24/15 (1)	14,000	13,994
Thunder Bay Funding, 0.28%, 9/14/15 (1)	28,235	28,212
Total Asset-Backed Commercial Paper (Cost $509,048)		509,048
CERTIFICATES OF DEPOSIT 11.9%		
Bank of Montreal (Chicago), VR, 0.266%, 7/14/15 (3)	6,000	6,000
Bank of Tokyo-Mitsubishi, 0.35%, 11/4/15 (3)	17,400	17,400
Bank of Tokyo-Mitsubishi, 0.35%, 11/13/15 (3)	28,250	28,250

FINANCIAL COMPANY COMMERCIAL PAPER 14.3%

Australia and New Zealand Banking Group, 0.15%, 7/30/15 (1)	57,500	57,486
Bank of Tokyo-Mitsubishi, 0.255%, 6/22/15	10,700	10,698
BNP Paribas Finance, 0.28%, 9/22/15	29,000	28,974
BNP Paribas Finance, 0.29%, 7/13/15	29,000	28,990
BNP Paribas Finance, 0.34%, 8/10/15	28,000	27,981
Commonwealth Bank of Australia, 0.15%, 6/5/15 (1)	16,400	16,400
Commonwealth Bank of Australia, 0.15%, 6/30/15 (1)	45,000	44,995
Commonwealth Bank of Australia, 0.17%, 8/18/15 (1)	17,400	17,394
Commonwealth Bank of Australia, 0.195%, 8/28/15 (1)	7,500	7,496
CPPIB Capital, 0.14%, 6/4/15	13,700	13,700
CPPIB Capital, 0.14%, 6/16/15	28,750	28,748
CPPIB Capital, 0.15%, 7/8/15	27,700	27,696
CPPIB Capital, 0.16%, 8/6/15	15,000	14,996
Credit Suisse, 0.29%, 7/20/15	18,500	18,493
Credit Suisse, 0.30%, 9/8/15	20,000	19,983
Credit Suisse, 0.40%, 10/1/15	18,400	18,375
DNB NOR Bank, 0.24%, 6/15/15 (1)	16,000	15,998
DNB NOR Bank, 0.26%, 7/7/15 (1)	24,000	23,994
DNB NOR Bank, 0.28%, 8/6/15 (1)	27,800	27,786
DNB NOR Bank, 0.29%, 8/20/15 (1)	14,250	14,241
HSBC USA, 0.285%, 8/3/15	13,360	13,353
HSBC USA, 0.31%, 8/17/15	36,000	35,976
HSBC USA, 0.33%, 10/19/15	6,000	5,992
Massachusetts Mutual Life Insurance, 0.11%, 6/5/15	14,500	14,500
Massachusetts Mutual Life Insurance, 0.11%, 6/11/15	8,400	8,400
National Australia Bank, 0.14%, 7/23/15 (1)	30,000	29,994
National Australia Bank, 0.185%, 8/25/15 (1)	28,600	28,587
National Australia Bank, 0.185%, 8/26/15 (1)	29,400	29,387

New York Life Capital, 0.12%, 7/6/15 (1)	14,712	14,710
Nordea Bank, 0.245%, 7/17/15 (1)	30,500	30,490
Nordea Bank, 0.29%, 9/21/15 (1)	22,800	22,779
Nordea Bank, 0.30%, 11/3/15 (1)	17,000	16,978
Nordea Bank, 0.33%, 11/17/15 (1)	15,000	14,977
PNC Bank, 0.26%, 6/8/15	7,585	7,585
PNC Bank, 0.39%, 7/13/15	14,000	13,994
PNC Bank, 0.44%, 9/1/15	27,000	26,970
Rabobank Nederland, 0.32%, 11/16/15	23,000	22,966
Standard Chartered Bank, 0.30%, 7/17/15 (1)	16,400	16,394
Standard Chartered Bank, 0.32%, 8/18/15 (1)	29,000	28,980
Standard Chartered Bank, 0.32%, 9/11/15 (1)	18,400	18,383
Sumimoto Mitsui Banking, 0.24%, 6/3/15 (1)	11,250	11,250
Sumitomo Mitsui Banking, 0.25%, 8/24/15 (1)	17,000	16,990
Westpac Banking, 0.20%, 9/8/15	35,000	34,981
Westpac Securities New Zealand, 0.20%, 6/5/15 (1)	6,600	6,600
Westpac Securities New Zealand, 0.20%, 7/20/15 (1)	4,000	3,999
Total Financial Company Commercial Paper (Cost $939,639)		939,639

GOVERNMENT AGENCY DEBT 14.6% (5)

Federal Farm Credit Bank, 0.11%, 7/10/15	13,000	12,998
Federal Home Loan Bank, 0.072%, 6/17/15	75,000	74,998
Federal Home Loan Bank, 0.074%, 6/10/15	25,000	25,000
Federal Home Loan Bank, 0.075%, 6/3/15	29,000	29,000
Federal Home Loan Bank, 0.082%, 7/31/15	96,000	95,987
Federal Home Loan Bank, 0.085%, 7/17/15	117,500	117,487
Federal Home Loan Bank, 0.092%, 8/19/15	65,100	65,087
Federal Home Loan Bank, 0.092%, 8/26/15	48,600	48,589
Federal Home Loan Bank, 0.095%, 8/7/15	60,000	59,989

Federal Home Loan Bank, 0.095%, 8/17/15	45,000	44,991
Federal Home Loan Bank, 0.098%, 8/14/15	17,500	17,496
Federal Home Loan Mortgage, 0.06%, 6/23/15	54,343	54,341
Federal Home Loan Mortgage, 0.065%, 6/1/15	68,507	68,507
Federal Home Loan Mortgage, 0.065%, 6/4/15	60,000	60,000
Federal Home Loan Mortgage, 0.075%, 7/9/15	100,000	99,992
Federal National Mortgage Assn., 0.065%, 6/1/15	10,791	10,791
Federal National Mortgage Assn., 0.07%, 7/8/15	50,000	49,996
Federal National Mortgage Assn., 0.07%, 8/3/15	28,000	27,997
Total Government Agency Debt (Cost $963,246)		963,246

OTHER COMMERCIAL PAPER 23.7%

Alabama Power, 0.13%, 6/4/15 (1)	14,600	14,600
Alabama Power, 0.13%, 6/5/15 (1)	30,000	30,000
Apple, 0.10%, 7/13/15 (1)	4,000	3,999
BASF, 0.14%, 7/7/15 (1)	42,300	42,294
BASF, 0.30%, 11/3/15 (1)	30,000	29,961
Catholic Health Initiatives, 0.35%, 6/30/15	33,700	33,690
Catholic Health Initiatives, 0.35%, 7/16/15	11,750	11,745
Chicago, GO, 0.55%, 6/3/15	43,910	43,909
Chicago, O'Hare Int'l. Airport, 0.18%, 6/23/15	9,700	9,700
Coca-Cola, 0.30%, 9/16/15 (1)	15,900	15,886
Danaher, 0.12%, 6/11/15 (1)	28,600	28,599
Electricite de France, 0.18%, 7/24/15 (1)	42,175	42,164
Electricite de France, 0.18%, 7/27/15 (1)	29,000	28,992
Electricite de France, 0.18%, 8/4/15 (1)	17,000	16,995
Emerson Electric, 0.12%, 6/19/15 (1)	14,785	14,784
Emory Univ., 0.15%, 7/20/15	11,130	11,130
Emory Univ., 0.17%, 8/20/15	11,400	11,400

Estee Lauder, 0.10%, 6/4/15 (1)	12,500	12,500
Honeywell International, 0.24%, 7/27/15 (1)	26,000	25,990
Kaiser Permanente, 0.23%, 7/15/15	52,200	52,185
Kaiser Permanente, 0.28%, 7/6/15	37,600	37,590
KfW International Finance, 0.16%, 6/1/15 (1)	50,000	50,000
KfW International Finance, 0.17%, 7/24/15 (1)	32,350	32,342
KfW International Finance, 0.18%, 7/6/15 (1)	5,900	5,899
Kimberly-Clark, 0.115%, 6/17/15 (1)	13,700	13,699
Long Island Power Auth., 0.18%, 7/30/15	40,000	40,000
Long Island Power Auth., 0.19%, 6/2/15	50,000	50,000
Los Angeles County Metropolitan Transportation Auth. 0.18%, 7/1/15	5,400	5,400
Los Angeles County Metropolitan Transportation Auth. 0.24%, 7/1/15	8,600	8,600
Los Angeles County Metropolitan Transportation Auth. 0.24%, 7/30/15	11,000	11,000
Los Angeles Municipal Improvement Corp., 0.14%, 6/16/15	5,800	5,800
Los Angeles Municipal Improvement Corp., 0.19%, 8/18/15	8,500	8,500
Metropolitan Nashville & Davidson County, TECP GO, 0.13%, 6/2/15	5,900	5,900
National Oilwell Varco, 0.16%, 6/24/15 (1)	17,700	17,698
National Oilwell Varco, 0.16%, 7/22/15 (1)	17,500	17,496
National Oilwell Varco, 0.17%, 7/9/15 (1)	24,400	24,396
Nestle Capital, 0.21%, 7/2/15 (1)	39,780	39,773
Novartis Finance, 0.09%, 6/1/15 (1)	41,000	41,000
Novartis Finance, 0.12%, 6/8/15 (1)	24,000	23,999
Novartis Finance, 0.12%, 6/9/15 (1)	10,000	10,000
Philadelphia Airport, 0.20%, 7/2/15	14,800	14,800
Philadelphia Airport, 0.20%, 9/2/15	7,700	7,700
Philip Morris International, 0.10%, 6/16/15 (1)	25,000	24,999
Phillip Morris International, 0.12%, 6/29/15 (1)	29,300	29,297

Port of Oakland, 0.15%, 7/16/15	8,500	8,498
Qualcomm, 0.12%, 6/9/15 (1)	11,250	11,250
Qualcomm, 0.13%, 7/15/15 (1)	26,515	26,511
Reckitt Benckiser Treasury, 0.25%, 7/23/15 (1)	425	425
Santa Clara Valley Water Dist., 0.18%, 8/11/15	15,800	15,800
Schlumberger Investment, 0.16%, 8/4/15 (1)	22,500	22,494
Schlumberger Investment, 0.18%, 8/31/15 (1)	29,300	29,287
Sentara Healthcare, 0.17%, 6/9/15	11,500	11,500
Sentara Healthcare, 0.20%, 6/2/15	15,520	15,520
Sentara Healthcare, 0.20%, 8/3/15	12,600	12,600
SSM Health Care, 0.19%, 6/16/15	8,700	8,699
SSM Health Care, 0.19%, 8/10/15	14,500	14,495
SSM Health Care, 0.19%, 8/20/15	28,000	27,988
Syngenta Wilmington, 0.14%, 6/5/15 (1)	29,000	29,000
Syngenta Wilmington, 0.21%, 6/12/15 (1)	28,700	28,698
Tennessee, GO, 0.20%, 7/21/15	9,000	9,000
Texas Agriculture Fin. Auth., 0.19%, 8/20/15	5,000	4,998
Texas PFA, GO, 0.17%, 6/2/15	47,000	47,000
Texas PFA, GO, 0.19%, 8/11/15	14,500	14,500
Total Capital, 0.07%, 6/1/15 (1)	70,000	70,000
United Technologies, 0.15%, 6/19/15 (1)	17,250	17,249
United Technologies, 0.15%, 6/22/15 (1)	5,800	5,799
UnityPoint Health, 0.20%, 6/3/15	13,000	13,000
Univ. of California Regents, 0.12%, 6/16/15	13,300	13,299
Univ. of California Regents, 0.13%, 6/2/15	8,700	8,700
Univ. of California Regents, 0.13%, 6/15/15	31,000	30,998
Univ. of California Regents, 0.14%, 7/8/15	11,000	10,998
Univ. of Utah, 0.12%, 6/16/15	12,000	12,000
Vanderbilt Univ., 0.28%, 9/2/15	27,900	27,880

Vanderbilt Univ., 0.32%, 11/12/15	9,000	8,987
Total Other Commercial Paper (Cost $1,563,584)		1,563,584

OTHER INSTRUMENTS 2.6%

American Honda Finance, VR, 0.261%, 6/4/15	15,000	15,000
American Honda Finance, VR, 0.271%, 10/7/15	36,850	36,850
American Honda Finance, VR, 0.296%, 1/11/16	30,000	30,002
ARI Fleet Lease Trust, Series 2015-A, Class A1 0.40%, 4/15/16 (2)	10,925	10,925
Emerson Electric, 4.75%, 10/15/15	1,960	1,992
Fosse Master Issuer, Series 2015-1A, Class A1 VR, 0.363%, 1/18/16 (2)	49,400	49,400
New York Life Global Funding, VR, 0.279%, 10/29/15 (2)	26,500	26,500
Total Other Instruments (Cost $170,669)		170,669

OTHER MUNICIPAL DEBT 1.1%

Houston, GO, 1.00%, 6/30/15	15,000	15,010
Houston, GO, 2.00%, 6/30/15	20,000	20,030
JPMorgan Chase, Baptist Health South Florida VRTR, 0.16%, 6/5/15 (2)	3,995	3,995
JPMorgan Chase, Illinois State Toll Highway Auth. VRTR, 0.11%, 6/5/15 (2)	5,330	5,330
JPMorgan Chase, New York City Transitional Fin. Auth. VRTR, 0.11%, 6/5/15 (2)	4,000	4,000
JPMorgan Chase, New York State Personal Income Tax VRTR, 0.11%, 6/5/15 (2)	7,840	7,840
JPMorgan Chase, Univ. of California Regents VRTR, 0.11%, 6/5/15 (2)	3,880	3,880
JPMorgan Chase, Univ. of Chicago, VRTR, 0.11%, 6/5/15 (2)	8,875	8,875
JPMorgan Chase, Washington, GO, VRTR, 0.11%, 6/5/15 (2)	5,000	5,000
Total Other Municipal Debt (Cost $73,960)		73,960

OTHER NOTES 7.9%

Blackrock, 1.375%, 6/1/15	14,200	14,200
Caterpillar, 0.95%, 6/26/15	7,725	7,729
Caterpillar Financial Services, VR, 0.371%, 6/10/15	30,000	30,001
Cisco Systems, VR, 0.312%, 9/3/15	70,800	70,819
Credit Suisse First Boston, 5.125%, 8/15/15	10,273	10,371
Enterprise Fleet Financing, Series 2014-2, Class A1 0.25%, 8/20/15 (2)	566	566
GE, 0.85%, 10/9/15	52,871	52,966
GE Capital, 1.00%, 1/8/16	15,026	15,074
GE Capital, 1.625%, 7/2/15	6,300	6,307
GE Capital, VR, 0.507%, 1/14/16	2,400	2,403
John Deere Capital, VR, 0.385%, 12/10/15	11,500	11,507
Macquarie Equipment Funding Trust, Series 2014-A Class A1, 0.26%, 9/21/15 (2)	1,429	1,429
Microsoft, 1.625%, 9/25/15	16,600	16,672
New York Life Global Funding, 0.75%, 7/24/15 (2)	3,700	3,702
PACCAR Financial, VR, 0.546%, 2/8/16	5,900	5,910
Province of Ontario, 2.70%, 6/16/15	18,400	18,419
Royal Bank of Canada, 0.80%, 10/30/15	3,900	3,906
Royal Bank of Canada, 0.85%, 3/8/16	15,000	15,020
Royal Bank of Canada, 2.875%, 4/19/16	4,800	4,894
Santander Drive Auto Receivables Trust, Series 2015-2 Class A1, 0.45%, 5/16/16	14,840	14,840
Shell International Finance, 3.10%, 6/28/15	30,330	30,391
Shell International Finance, VR, 0.349%, 11/10/15	19,400	19,405
Total Capital, 3.00%, 6/24/15	17,700	17,729
Total Capital, 3.125%, 10/2/15	16,845	17,003
Toyota Motor Credit, 0.875%, 7/17/15	33,050	33,072
Toyota Motor Credit, VR, 0.279%, 10/29/15	13,250	13,250

Toyota Motor Credit, VR, 0.287%, 4/15/16	36,000	36,000
Wells Fargo Bank, VR, 0.555%, 7/20/15	14,400	14,406
Westpac Banking, 3.00%, 8/4/15	19,000	19,090
Westpac Banking, VR, 1.027%, 9/25/15	12,450	12,481
Total Other Notes (Cost $519,562)		519,562
TREASURY DEBT 9.7%		
U.S. Treasury Bills, 0.26%, 3/31/16	57,850	57,723
U.S. Treasury Notes, 0.25%, 7/15/15	10,000	10,002
U.S. Treasury Notes, VR, 0.06%, 1/31/16	128,320	128,305
U.S. Treasury Notes, VR, 0.068%, 10/31/16	109,775	109,701
U.S. Treasury Notes, VR, 0.084%, 4/30/16	104,350	104,350
U.S. Treasury Notes, VR, 0.085%, 7/31/16	113,000	113,011
U.S. Treasury Notes, VR, 0.089%, 4/30/17	56,900	56,901
U.S. Treasury Notes, VR, 0.099%, 1/31/17	55,600	55,600
Total Treasury Debt (Cost $635,593)		635,593
TREASURY REPURCHASE AGREEMENTS 0.9% (6)		
Goldman Sachs, Tri-Party, Dated 5/29/15, 0.10%, Delivery Value of $56,700,473 on 6/1/15, Collateralized by U.S. Government securities, 2.44% - 3.50%, 4/1/32 - 5/1/44 valued at $57,834,000	56,700	56,700
Total Treasury Repurchase Agreements (Cost $56,700)		56,700
VARIABLE RATE DEMAND NOTES 5.9%		
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.09%, 6/5/15	11,220	11,220
Colorado Housing Fin. Auth., Multi-Family VRDN, 0.10%, 6/5/15	5,895	5,895
Colorado Housing Fin. Auth., Multi-Family VRDN, 0.10%, 6/5/15	4,385	4,385

Colorado Housing Fin. Auth., Multi-Family VRDN, 0.10%, 6/5/15	9,140	9,140
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.10%, 6/5/15	43,935	43,935
Johnson City Health & Ed. Fac. Board, Mountain State Health Alliance, VRDN, 0.12%, 6/5/15	5,700	5,700
Johnson City Health & Ed. Fac. Board, Mountain State Health Alliance, VRDN, 0.12%, 6/5/15	1,130	1,130
Michigan Fin. Auth., GO, VRDN, 0.10%, 6/5/15	28,000	28,000
Michigan Fin. Auth., GO, VRDN, 0.14%, 6/5/15	21,000	21,000
Montgomery County Housing Opportunities Commission Oakfield Apartments, VRDN, 0.12%, 6/5/15 (7)	12,850	12,850
Nassau County Interim Fin. Auth., VRDN, 0.11%, 6/5/15	19,150	19,150
New Hampshire HEFA, Higher Ed. Student Loan 2011 VRDN, 0.14%, 6/5/15	8,100	8,100
New Jersey Health Care Fac. Fin. Auth., Barnabas Health VRDN, 0.16%, 6/1/15	9,250	9,250
New York City Housing Dev. Corp., 201 Pearl Street VRDN, 0.08%, 6/5/15	8,320	8,320
New York State Housing Fin. Agency, 160 Madison Ave VRDN, 0.09%, 6/1/15	15,000	15,000
New York State Housing Fin. Agency, Gotham West Housing (44th Street Dev.), VRDN, 0.12%, 6/5/15	5,200	5,200
New York State Housing Fin. Agency, River Terrance Associates VRDN, 0.08%, 6/5/15	700	700
New York State Mortgage Agency, Single Family Homeowner Program, VRDN, 0.10%, 6/1/15 (7)	20,200	20,200
Pennsylvania Housing Fin. Agency, Single Family VRDN, 0.10%, 6/5/15 (7)	13,775	13,775
Pennsylvania Housing Fin. Agency, Single Family VRDN, 0.11%, 6/5/15 (7)	7,795	7,795
Providence Health & Services Obligated Group VRDN, 0.18%, 6/5/15	47,055	47,055
Southern Ute Indian Tribe, VRDN, 0.14%, 6/5/15	38,630	38,630
Univ. of California Regents, VRDN, 0.09%, 6/5/15	4,900	4,900

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Prime Reserve Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 26, 1976. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On May 31, 2015, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements The fund may engage in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended May 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended May 31, 2015 and May 31, 2014, totaled $656,000 and $650,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2015, the effective annual group fee rate was 0.29%.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended May 31, 2015, management fees waived and operating expenses reimbursed totaled $24,680,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2015, expenses incurred pursuant to these service agreements were $120,000 for Price Associates; $1,525,000 for T. Rowe Price Services, Inc.; and $6,839,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of May 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 624,034,713 shares of the fund, representing 9% of the fund’s net assets.

NOTE 6 - INTERFUND LENDING PROGRAM

Price Associates has developed and manages an interfund lending program that provides temporary liquidity to the T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash between the fund and other T. Rowe Price-sponsored mutual funds at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended May 31, 2015, the fund earned $1,000 in interest income related to loans made to other funds on three days in the average amount of $5,567,000 and at an average annual rate of 1.11%. At May 31, 2015, there were no loans outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Prime Reserve Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Prime Reserve Fund, Inc. (the “Fund”) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 16, 2015

Tax Information (Unaudited) for the Tax Year Ended 5/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $68,000 from short-term capital gains.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board also noted that there is an arrangement in place whereby the Advisor may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including reductions resulting from the voluntary fee waiver arrangement, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1979	present); Director and Advisory Board Member, Deutsche Bank North
[165]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director (1999
[165]	to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[165]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Director and Vice President, T. Rowe Price Trust Company; Vice
(1959)	President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
2015	Price International
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Prime Reserve Fund	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Municipal Credit
Research Analyst, Barclays (to 2011)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stephanie A. Gentile, CFA (1956)	Vice President, T. Rowe Price; formerly, Director,
Vice President	Credit Suisse Securities (to 2014)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,677,000 and $1,759,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Prime Reserve Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date July 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date July 16, 2015